UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4375

Name of Fund: Merrill Lynch New York Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
         New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 03/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        New York
                                        Municipal
                                        Bond Fund

Semi-Annual Report
March 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch New York Municipal Bond Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


2       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

A Letter From the President

Dear Shareholder

Index returns during the most recent six-month and 12-month reporting periods indicate that fixed income markets -- both taxable and tax-exempt -- continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a six-month return of +8.65% and a 12-month return of +22.86% as of March 31, 2004. By comparison, the Lehman Brothers Aggregate Bond Index returned +2.98% and +5.40% and the Lehman Brothers Municipal Bond Index returned +3.12% and +5.86% for the six-month and 12-month periods ended March 31, 2004, respectively.

As of March month-end, the Federal Reserve Board maintained its accommodative policy stance, pledging "patience" in raising interest rates. As a result, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. Having said that, if the economy continues to grow at its recent pace, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, continued to provide attractive returns. For the six-month and 12-month periods ended March 31, 2004, the Standard & Poor's 500 Index returned +14.08% and +35.12%, respectively. Much of the boost came from improving economic conditions throughout the past year. Significant fiscal and monetary stimulus, including the low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Trustee


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Our strategy during the period was focused on increasing the Fund's yield while protecting net asset value in what has been a volatile interest rate environment.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined while the U.S. economy gained strength. Gross domestic product, which had expanded at an annualized rate of 8.2% in the third quarter of 2003, grew a more sustainable 4.1% in the fourth quarter. Notwithstanding the positive economic growth trend, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

At the end of March 2004, long-term U.S. Treasury bond yields stood at 4.77%, representing a decline of more than 10 basis points (.10%) over the past six months. Yields on tax-exempt municipal bonds fell more sharply as their prices -- which move opposite their yields -- rose accordingly. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell more than 40 basis points over the past six months. Yields on 30-year issues rated Aaa -- the highest rated -- fell 20 basis points, according to Municipal Market Data. However, yields on 10-year Aaa-rated issues essentially remained unchanged. We believe supply pressures prevented the prices of intermediate maturity bonds from rising to the same extent as longer-maturity issues, as recent supply increases were concentrated in the 10-year - 20-year range.

For the six months ended March 31, 2004, municipal bond supply declined approximately 5% versus the same period a year ago. However, new issuance has increased in more recent months. During the past three months, more than $85 billion in long-term tax-exempt bonds were issued, representing an increase of nearly 3% versus the first quarter of 2003. In March 2004 alone, nearly $40 billion in long-term municipal bonds were issued, a 35% increase compared to March 2003's underwritings. March issuance was dominated by a number of larger, higher-quality underwritings exceeding $500 million in size. These issues were heavily weighted in the 10-year - 20-year maturity range, and this temporary supply imbalance resulted in higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues have continued to benefit from positive supply factors and have seen their prices rise accordingly. New-issue municipal volume is expected to be manageable in 2004, thereby continuing to support the tax-exempt market's favorable technical position.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, the most recent data from the Investment Company Institute indicates that, in just the first two months of 2004, tax-exempt bond funds have seen net new cash flows of almost $325 million.

Describe conditions in the State of New York.

New York maintains credit ratings of A2 from Moody's, AA from Standard & Poor's and AA- from Fitch. While the Moody's and Fitch ratings carry stable trends, Standard & Poor's applies a negative trend to the state's credit rating.

The weakened economy continued to put pressure on New York's budget in the past year. Despite spending cuts and significant increases in personal and sales tax rates, the state relied on one-time revenues, particularly $4.2 billion in proceeds from tobacco settlement revenue bonds, to close its budget gap in the current fiscal year (which ended March 31, 2004).

The state faces a $5 billion budget deficit for the 2004 - 2005 fiscal year. Balancing that budget will be especially difficult given political resistance to additional tax hikes and cuts in popular programs, pressures from local governments for pension and Medicaid relief, and the lack of readily available one-time revenue sources. Furthermore, structural balance may be further complicated by a pending court ruling on equitable school funding that could add up to $2 billion in annual education spending. However, the state historically has been able to close prior budget gaps with a mix of tax increases, spending cuts and non-recurring revenues.

While the economy remains sluggish and depends on the performance of the financial sector, slight growth is evident. The state projects 4.4% growth in personal income in 2004,


4       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004
following an estimated 2.7% growth in 2003 and a 0.2% decline in 2002. According to the U.S. Department of Commerce, New York's personal income fell 0.1% in 2002, causing the state to drop from fourth to fifth highest in per capita income. Modest income growth in 2004 would boost personal income tax receipts, currently 38% of general fund receipts.

How did the Fund perform during the period?

For the six-month period ended March 31, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.77%, +1.66%, +1.52% and +1.82%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The unmanaged Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds throughout the nation, returned +3.12% for the same period while the Lipper New York Municipal Debt Funds category had an average return of +2.86%. (Funds in this Lipper category invest in securities that are exempt from New York State or City taxes.)

Over the past six months, we continued to focus on higher income accrual through an above-average level of couponing. We also maintained a relatively low duration stance based on our belief that if and when interest rates rise, we would be well positioned for delivering a competitive total return while protecting the Fund's net asset valuation. The Fund benefited during the period from the superior couponing and a higher accrual than many of its peers, making its yield quite favorable. However, the success of our strategy was eclipsed by the default of a single credit in the portfolio, which detracted approximately 1.5% from overall results during this particular period. This accounted for the underperformance in terms of total return compared to the Lehman Index and our comparable Lipper category average.

What changes were made to the portfolio during the period?

We maintained our focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. The most volatile part of the yield curve during the period continued to be the 10-year - 15-year sector. Therefore, with our existing cash reserves, we looked to purchase premium coupon bonds in the 20-year - 30-year maturity range whenever they became available. Our observations and research reveal that the longer end of the yield curve has held firm. As such, this is where we have found the greatest value. By taking advantage of the steep yield curve, we generally have been able to increase the Fund's yield while muting its net asset value volatility.

How would you characterize the portfolio's position at the close of the period?

In our view, the municipal market will continue to be volatile over the next few months. Should interest rates decline further, we intend to shift to a more defensive position to prepare the Fund to perform well when interest rates eventually head higher. As long as the municipal yield curve remains steep, we will continue to sell securities in the intermediate part of the curve and use periods of volatility to structure higher-coupon bonds whenever they are attractively priced. We expect to remain fully invested in an effort to enhance the level of tax-exempt income to our shareholders.

Walter C. O'Connor
Vice President and Co-Portfolio Manager

Robert D. Sneeden
Vice President and Co-Portfolio Manager

April 8, 2004

--------------------------------------------------------------------------------
We are pleased to announce that Timothy T. Browse, CFA, was named portfolio manager of the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since April 19, 2004. Mr. Browse is Vice President and Portfolio Manager with the Tax-Exempt Fixed Income group of Merrill Lynch Investment Managers, L.P. Previously, he was a vice president, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003 and vice president and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.
--------------------------------------------------------------------------------


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004         5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                       10-Year/
                                                       6-Month         12-Month    Since Inception   Standardized
As of March 31, 2004                                 Total Return    Total Return    Total Return    30-Day Yield
=================================================================================================================
ML New York Municipal Bond Fund Class A Shares*         +1.77%          +4.70%         +69.57%           3.62%
-----------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares*         +1.66           +4.37          +62.52            3.36
-----------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares*         +1.52           +4.17          +61.78            3.26
-----------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class I Shares*         +1.82           +4.79          +70.81            3.72
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                  +3.12           +5.86       +93.22/+93.25          --
-----------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for 10 years and from 10/31/94.


6       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/04                               +4.70%           +0.52%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                             +4.42            +3.57
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/04                                      +5.75            +5.30
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                     Return             Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/04                               +4.37%             +0.37%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                             +3.99              +3.66
--------------------------------------------------------------------------------
Ten Years Ended 3/31/04                              +4.98              +4.98
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                     Return             Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/04                               +4.17%             +3.18%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                             +3.89              +3.89
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/04                                      +5.23              +5.23
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 3/31/04                               +4.79%           +0.60%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                             +4.50            +3.65
--------------------------------------------------------------------------------
Ten Years Ended 3/31/04                              +5.50            +5.07
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004         7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                 S&P       Moody's   Face
                 Ratings   Ratings   Amount    Municipal Bonds                                                                Value
====================================================================================================================================
New York--86.6%
------------------------------------------------------------------------------------------------------------------------------------
                 AA        NR*       $1,175    Albany, New York, IDA, Civic Facility Revenue Bonds (University
                                               Heights--Albany Law School), Series A, 6.75% due 12/01/2019 (i)              $  1,404
                 -------------------------------------------------------------------------------------------------------------------
                                               Cicero, New York, Local Development Corporation Revenue Bonds (Cicero
                                               Community Recreation Project), Series A (k):
                 NR*       C            500          6.625% due 5/01/2021                                                         82
                 NR*       C          5,060          6.75% due 5/01/2042                                                         825
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       NR*        1,250    Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint
                                               Francis Hospital), Series B, 7.25% due 3/01/2019                                1,248
                 -------------------------------------------------------------------------------------------------------------------
                                               Erie County, New York, IDA, Life Care Community Revenue Bonds
                                               (Episcopal Church Home), Series A:
                 NR*       NR*        1,500          5.875% due 2/01/2018                                                      1,545
                 NR*       NR*        3,000          6% due 2/01/2028                                                          3,068
                 -------------------------------------------------------------------------------------------------------------------
                                               Erie County, New York, IDA, School Facility Revenue Bonds (City of
                                               Buffalo Project) (c):
                 AAA       Aaa        1,755          5.75% due 5/01/2021                                                       1,992
                 AAA       Aaa        1,775          5.75% due 5/01/2024                                                       1,988
                 -------------------------------------------------------------------------------------------------------------------
                                               Hempstead Town, New York, IDA, Civic Facility Revenue Bonds (Adelphi
                                               University Civic Facility):
                 A-        NR*        1,700          5.75% due 6/01/2022                                                       1,873
                 A-        NR*        2,500          5.50% due 6/01/2032                                                       2,669
                 -------------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Commuter Facilities
                                               Revenue Refunding Bonds (h):
                 AAA       Aaa          100          Series B, 5.125% due 7/01/2024 (a)                                          107
                 AAA       Aaa        2,750          Series D, 5% due 7/01/2016 (d)                                            3,041
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,000    Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                               Revenue Bonds, Series A, 6.125% due 4/01/2010 (b)(e)                            1,189
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aaa        2,100    Metropolitan Transportation Authority, New York, Revenue Refunding
                                               Bonds, RIB, Series 724X, 10.22% due 11/15/2032 (c)(g)                           2,639
                 -------------------------------------------------------------------------------------------------------------------
                 AA-       A3         2,500    Metropolitan Transportation Authority, New York, Service Contract
                                               Revenue Refunding Bonds, Series A, 5.125% due 1/01/2024                         2,617
                 -------------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Transportation
                                               Revenue Refunding Bonds (d):
                 AAA       Aaa          800          Series E, 5.125% due 11/15/2024                                             848
                 AAA       Aaa        1,500          Series F, 5.25% due 11/15/2027                                            1,603
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Baa3         445    Monroe County, New York, IDA, Student Housing Revenue Bonds
                                               (Collegiate), Series A, 5.375% due 4/01/2029                                      442
                 -------------------------------------------------------------------------------------------------------------------
                 AA        Aa2        2,500    New York City, New York, City Housing Development Corporation, M/F
                                               Housing Revenue Bonds, AMT, Series A, 5.50% due 11/01/2034                      2,638
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aa3        2,485    New York City, New York, City Housing Development Corporation,
                                               Presidential Revenue Bonds (The Animal Medical Center), Series A,
                                               5.50% due 12/01/2033                                                            2,609
                 -------------------------------------------------------------------------------------------------------------------
                                               New York City, New York, City IDA, Civic Facility Revenue Bonds:
                 NR*       NR*          700          (A Very Special Place Inc. Project), Series A,
                                                     6.125% due 1/01/2013                                                        710
                 NR*       NR*        1,600          (A Very Special Place Inc. Project), Series A, 7% due 1/01/2033           1,678
                 BBB-      NR*        6,000          (PSCH Inc. Project), 6.375% due 7/01/2033                                 6,354
                 NR*       NR*        2,500          Series C, 6.80% due 6/01/2028                                             2,605
                 NR*       NR*        1,000          (Special Needs Facility Pooled Program), Series A-1,
                                                     6.50% due 7/01/2017                                                       1,042
                 NR*       NR*        2,540          (Special Needs Facility Pooled Program), Series C-1,
                                                     6.50% due 7/01/2017                                                       2,646
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       NR*        2,000    New York City, New York, City IDA, Revenue Bonds (Visy Paper Inc.
                                               Project), AMT, 7.95% due 1/01/2028                                              2,099

Portfolio Abbreviations

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
TAN        Tax Anticipation Notes


8       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                 S&P       Moody's   Face
                 Ratings   Ratings   Amount    Municipal Bonds                                                                Value
====================================================================================================================================
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                               New York City, New York, City IDA, Special Facilities Revenue Bonds,
                                               AMT:
                 BB-       Ba2       $1,000          (British Airways PLC Project), 5.25% due 12/01/2032                    $    738
                 CCC+      NR*        1,045          (Continental Airlines Inc.), 7.25% due 11/01/2008                         1,021
                 CCC+      NR*        1,250          (Continental Airlines Inc.), 8% due 11/01/2012                            1,212
                 CCC+      NR*          250          (Continental Airlines Inc. Project), 8.375% due 11/01/2016                  246
                 B-        Caa1       1,965          (Northwest Airlines Inc.), 6% due 6/01/2027                               1,519
                 BBB+      A3         3,250          (Terminal One Group Association Project), 6.125% due 1/01/2024            3,327
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,000    New York City, New York, City Municipal Water Finance Authority,
                                               Water and Sewer System Revenue Bonds, Series B, 5.50% due 6/15/2027 (d)         1,082
                 -------------------------------------------------------------------------------------------------------------------
                 AA+       Aa2        1,000    New York City, New York, City Transitional Finance Authority Revenue
                                               Bonds, Future Tax Secured, Series C, 5.50% due 5/01/2025                        1,085
                 -------------------------------------------------------------------------------------------------------------------
                                               New York City, New York, GO, Refunding:
                 NR*       Aaa          885          Series B, 6.375% due 8/15/2005 (e)                                          957
                 A         A2         1,280          Series B, 6.375% due 8/15/2009                                            1,383
                 A         A2         2,700          Series G, 5.75% due 2/01/2020                                             2,900
                 A         A2         3,500          Series J, 6% due 8/01/2017                                                3,864
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       NR*        6,895    New York City, New York, IDA, Civic Facilities Revenue Bonds
                                               (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (e)                   6,930
                 -------------------------------------------------------------------------------------------------------------------
                 CCC       Caa2       3,500    New York City, New York, IDA, Special Facilities Revenue Bonds (1990
                                               American Airlines Inc. Project), AMT, 5.40% due 7/01/2020                       2,193
                 -------------------------------------------------------------------------------------------------------------------
                                               New York State Dormitory Authority Revenue Bonds:
                 AAA       NR*        1,000          (Jewish Board of Family and Children), 5% due 7/01/2023 (a)               1,051
                 AAA       Aaa        1,035          (School Districts Bond Financing Program), Series J,
                                                     5.125% due 10/01/2022 (d)                                                 1,112
                 AAA       Aaa        1,090          (School Districts Bond Financing Program), Series J,
                                                     5.125% due 10/01/2023 (d)                                                 1,167
                 AAA       Aaa        1,145          (School Districts Bond Financing Program), Series J,
                                                     5.125% due 10/01/2024 (d)                                                 1,220
                 AAA       Aaa        1,180          (School Districts Financing Program), Series E,
                                                     5.75% due 10/01/2030 (d)                                                  1,330
                 AAA       NR*        2,500          (Willow Towers Inc. Project), 5.40% due 2/01/2034 (f)                     2,671
                 -------------------------------------------------------------------------------------------------------------------
                 BB        Ba1        4,850    New York State Dormitory Authority, Revenue Refunding Bonds (Mount
                                               Sinai Health), Series A, 6.625% due 7/01/2018                                   4,994
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        6,400    New York State Energy Research and Development Authority, Facilities
                                               Revenue Refunding Bonds (Consolidated Edison Co. of New York),
                                               Series A, 6.10% due 8/15/2020 (a)                                               6,854
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        2,000    New York State Energy Research and Development Authority, PCR,
                                               Refunding (Central Hudson Gas and Electric), Series A,
                                               5.45% due 8/01/2027 (a)                                                         2,171
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        3,000    New York State Environmental Facilities Corporation, Special
                                               Obligation Revenue Refunding Bonds (Riverbank State Park),
                                               6.25% due 4/01/2012 (a)                                                         3,626
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        4,380    New York State Environmental Facilities Corporation, State Clean
                                               Water and Drinking Revenue Refunding Bonds, 5% due 6/15/2032                    4,574
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        3,550    New York State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                               Project), Series A, 6.10% due 11/01/2015 (c)                                    3,752
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aa1        2,980    New York State Mortgage Agency Revenue Bonds, AMT, Series 101,
                                               5.40% due 4/01/2032                                                             3,119
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aaa        2,800    New York State Mortgage Agency Revenue Bonds, DRIVERS, AMT, Series 191,
                                               10.427% due 4/01/2030 (g)                                                       3,290
                 -------------------------------------------------------------------------------------------------------------------
                                               New York State Municipal Bond Bank Agency, Special School Purpose
                                               Revenue Bonds, Series C:
                 A+        NR*        1,000          5.25% due 6/01/2021                                                       1,071
                 A+        NR*        1,700          5.25% due 12/01/2021                                                      1,820
                 A+        NR*        1,000          5.25% due 6/01/2022                                                       1,065
                 A+        NR*        1,000          5.25% due 12/01/2022                                                      1,065
                 -------------------------------------------------------------------------------------------------------------------
                 AA-       Aa3        2,320    New York State Thruway Authority, General Revenue Bonds, Series D,
                                               5.50% due 1/01/2017                                                             2,531
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa          500    New York State Thruway, Transportation Authority, State Personal
                                               Income Tax Revenue Bonds, Series A, 5% due 3/15/2022 (d)                          528


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004         9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                 S&P       Moody's   Face
                 Ratings   Ratings   Amount    Municipal Bonds                                                                Value
====================================================================================================================================
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                 AA        A1        $2,000    New York State Urban Development Corporation, Personal Income Tax
                                               Revenue Bonds (State Facilities), Series A, 5.50% due 3/15/2032              $  2,178
                 -------------------------------------------------------------------------------------------------------------------
                                               New York State Urban Development Corporation Revenue Bonds (Youth
                                               Facilities Services Contract), Series B (e):
                 AA-       NR*        1,675          6% due 4/01/2010                                                          1,993
                 AA-       NR*          750          6.125% due 4/01/2010                                                        898
                 AA-       NR*          615          6.25% due 4/01/2010                                                         740
                 -------------------------------------------------------------------------------------------------------------------
                                               New York State Urban Development Corporation, Revenue Refunding Bonds:
                 AA-       A3         1,685          (Clarkson Center Advance Materials), 5.50% due 1/01/2020                  1,919
                 AA-       A3         3,500          (University Facility Grants), 5.50% due 1/01/2019                         4,000
                 -------------------------------------------------------------------------------------------------------------------
                 BBB       Baa1       3,975    Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding
                                               Bonds, AMT, Series A, 5.45% due 11/15/2026                                      4,323
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,000    North Country, New York, Development Authority, Solid Waste
                                               Management System Revenue Refunding Bonds, 6% due 5/15/2015 (c)                 1,195
                 -------------------------------------------------------------------------------------------------------------------
                                               Onondaga County, New York, IDA, Revenue Bonds (Air Cargo), AMT:
                 NR*       Baa3       3,975          6.125% due 1/01/2032                                                      4,050
                 NR*       Ba1        1,365          7.25% due 1/01/2032                                                       1,401
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aaa        4,075    Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                               Receipts, AMT, Class R, Series10, 10.413% due 1/15/2017 (c)(g)                  4,840
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Aaa        6,000    Port Authority of New York and New Jersey, Special Obligation Revenue
                                               Bonds, RIB, AMT, Series 243, 11.17% due 12/01/2010 (d)(g)                       7,901
                 -------------------------------------------------------------------------------------------------------------------
                                               Sachem Central School District (Holbrook), New York, GO, Series B (d):
                 AAA       Aaa        1,000          5% due 10/15/2025                                                         1,053
                 AAA       Aaa        1,800          5% due 10/15/2029                                                         1,889
                 -------------------------------------------------------------------------------------------------------------------
                                               Schenectady, New York, GO:
                 NR*       NR*        3,009          BAN, Series B, 3.75% due 5/28/2004                                        3,002
                 NR*       NR*        1,000          TAN, 6.25% due 12/30/2004                                                   999
                 -------------------------------------------------------------------------------------------------------------------
                                               Suffolk County, New York, IDA, Civic Facility Revenue Bonds:
                 BBB       Baa1       2,000          (Huntington Hospital Project), Series B, 5.875% due 11/01/2032            2,096
                 NR*       NR*          135          (Special Needs Facilities Pooled Program), Series D-1,
                                                     6.50% due 7/01/2017                                                         137
                 -------------------------------------------------------------------------------------------------------------------
                 A         A3         1,360    Suffolk County, New York, IDA, IDR (Keyspan--Port Jefferson), AMT,
                                               5.25% due 6/01/2027                                                             1,383
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       NR*        5,000    Suffolk County, New York, IDA, IDR, Refunding (Nissequogue
                                               Cogeneration Partners Facility), AMT, 5.50% due 1/01/2023                       4,802
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        7,155    Suffolk County, New York, IDA, Solid Waste Disposal Facility, Revenue
                                               Refunding Bonds (Ogden Martin System Huntington Project), AMT,
                                               6.25% due 10/01/2012 (a)                                                        8,582
                 -------------------------------------------------------------------------------------------------------------------
                                               Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                 AAA       Aaa        1,375          Series A-1, 5.25% due 6/01/2021 (a)                                       1,498
                 AAA       Aaa        1,890          Series A-1, 5.25% due 6/01/2022 (a)                                       2,044
                 AA-       A3         1,100          Series C-1, 5.50% due 6/01/2022                                           1,203
                 -------------------------------------------------------------------------------------------------------------------
                                               Tompkins County, New York, IDA, Care Community Revenue Refunding
                                               Bonds (Kendal at Ithaca), Series A-2:
                 BBB       NR*          900          5.75% due 7/01/2018                                                         935
                 BBB       NR*        1,000          6% due 7/01/2024                                                          1,044
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,500    Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds,
                                               5.25% due 11/15/2023 (d)                                                        1,617


10      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                 S&P       Moody's   Face
                 Ratings   Ratings   Amount    Municipal Bonds                                                                Value
====================================================================================================================================
New York (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                                               Troy, New York, City School District, GO, Refunding (c):
                 AAA       Aaa       $  765          5.75% due 7/15/2017                                                    $    881
                 AAA       Aaa          805          5.75% due 7/15/2018                                                         922
                 AAA       Aaa          850          5.75% due 7/15/2019                                                         972
                 -------------------------------------------------------------------------------------------------------------------
                                               Utica, New York, IDA, Civic Facility Revenue Bonds:
                 NR*       Aa3        1,000          (Munson, Williams, Proctor Institute), 5.375% due 7/15/2020               1,099
                 NR*       Aa3        1,210          (Munson, Williams, Proctor Institute), 5.40% due 7/15/2030                1,306
                 NR*       NR*        2,505          (Utica College Project), Series A, 5.75% due 8/01/2028                    2,416
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       NR*        5,200    Westchester County, New York, IDA, Continuing Care Retirement,
                                               Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                               6.50% due 1/01/2034                                                             5,236
                 -------------------------------------------------------------------------------------------------------------------
                                               Willsboro, New York, Central School District, GO, Refunding (b):
                 NR*       Aaa          655          5.75% due 6/15/2026                                                         730
                 NR*       Aaa          690          5.75% due 6/15/2027                                                         768
                 NR*       Aaa          730          5.75% due 6/15/2028                                                         812
                 NR*       Aaa          770          5.75% due 6/15/2029                                                         856

====================================================================================================================================
Puerto Rico--8.9%
------------------------------------------------------------------------------------------------------------------------------------
                 BBB       Baa2       3,000    Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                               Revenue Refunding Bonds, 5.625% due 5/15/2043                                   2,951
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        4,750    Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                               10.163% due 7/01/2016 (d)(g)                                                    6,348
                 -------------------------------------------------------------------------------------------------------------------
                 A         Baa1       3,250    Puerto Rico Commonwealth, Highway and Transportation Authority,
                                               Transportation Revenue Refunding Bonds, Series D, 5.75% due 7/01/2041           3,612
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       Aaa        1,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                               Receipts, Class R, Series 16 HH, 10.143% due 7/01/2013 (c)(g)                   1,360
                 -------------------------------------------------------------------------------------------------------------------
                 CCC       Caa2       1,000    Puerto Rico Industrial, Medical and Environmental Pollution Control
                                               Facilities Financing Authority, Special Facilities Revenue Bonds
                                               (American Airlines Inc.), Series A, 6.45% due 12/01/2025                          713
                 -------------------------------------------------------------------------------------------------------------------
                 NR*       Baa3       1,420    Puerto Rico Industrial, Tourist, Educational, Medical and
                                               Environmental Control Facilities Revenue Bonds (Cogeneration
                                               Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026                   1,505
                 -------------------------------------------------------------------------------------------------------------------
                 BBB+      Baa3       2,000    Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                               Revenue Bonds, Series E, 5.50% due 8/01/2029                                    2,134
                 -------------------------------------------------------------------------------------------------------------------
                 BBB+      Baa3       1,000    Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                               Appropriation, Series E, 5.70% due 8/01/2025                                    1,095
                 -------------------------------------------------------------------------------------------------------------------
                 AAA       NR*        1,800    Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                               Series 272, 10.026% due 8/01/2030 (g)                                           2,078

====================================================================================================================================
Virgin Islands--2.0%
------------------------------------------------------------------------------------------------------------------------------------
                 BBB-      Baa3       4,500    Virgin Islands Government Refinery Facilities, Revenue Refunding
                                               Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                         4,885
                 -------------------------------------------------------------------------------------------------------------------
                                               Total Municipal Bonds (Cost--$227,474)--97.5%                                 239,430
                 ===================================================================================================================


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004        11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                              Shares
                                              Held       Short-Term Securities                                                Value
                 ===================================================================================================================
                                               35        CMA New York Municipal Money Fund (j)                              $     35
                 -------------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Securities (Cost--$35)--0.0%                            35
                 ===================================================================================================================
                 Total Investments (Cost--$227,509)--97.5%                                                                   239,465

                 Unrealized Appreciation on Forward Interest Rate Swaps**--0.0%                                                   37

                 Other Assets Less Liabilities--2.5%                                                                           6,212
                                                                                                                            --------
                 Net Assets--100.0%                                                                                         $245,714
                                                                                                                            ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f)   GNMA Collateralized.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2004.
(h)   Escrowed to maturity.
(i)   Radian Insured.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                   Net                  Dividend
      Affiliate                                  Activity                Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund           (388)                    $9
      --------------------------------------------------------------------------

(k)   Non-income producing security.
*     Not Rated.
** Forward interest rate swaps entered into as of March 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 3.412%

      Broker, Morgan Stanley Capital
       Services, Inc., Expires June 2014                 $25,000        $37
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

Statement of Assets and Liabilities

As of March 31, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments in unaffiliated securities, at value
                   (identified cost--$227,473,992) ........................................                   $ 239,429,763
                 Investments in affiliated securities, at value (identified cost--$34,916)                           34,916
                 Unrealized appreciation on forward interest rate swaps ...................                          37,425
                 Cash .....................................................................                         310,363
                 Receivables:
                    Interest ..............................................................    $ 4,483,544
                    Securities sold .......................................................      3,060,000
                    Beneficial interest sold ..............................................         10,484        7,554,028
                                                                                               -----------
                 Prepaid expenses and other assets ........................................                          41,624
                                                                                                              -------------
                 Total assets .............................................................                     247,408,119
                                                                                                              -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payables:
                   Beneficial interest redeemed ...........................................      1,324,887
                   Dividends to shareholders ..............................................        249,057
                   Distributor ............................................................         51,595
                   Other affiliates .......................................................         20,996
                   Investment adviser .....................................................         11,142        1,657,677
                                                                                               -----------
                 Accrued expenses and other liabilities ...................................                          36,169
                                                                                                              -------------
                 Total liabilities ........................................................                       1,693,846
                                                                                                              -------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets ...............................................................                   $ 245,714,273
                                                                                                              =============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                 Class A Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ......................................................                   $   1,336,188
                 Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ......................................................                         609,620
                 Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ......................................................                         161,905
                 Class I Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ......................................................                          93,166
                 Paid-in capital in excess of par .........................................                     245,025,826
                 Undistributed investment income--net .....................................    $   399,182
                 Accumulated realized capital losses on investments--net ..................    (13,904,810)
                 Unrealized appreciation on investments--net ..............................     11,993,196
                                                                                               -----------
                 Total accumulated losses--net ............................................                      (1,512,432)
                                                                                                              -------------
                 Net Assets ...............................................................                   $ 245,714,273
                                                                                                              =============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Class A--Based on net assets of $149,139,880 and 13,361,883 shares of
                   beneficial interest outstanding ........................................                   $       11.16
                                                                                                              =============
                 Class B--Based on net assets of $68,085,295 and 6,096,198 shares of
                   beneficial interest outstanding ........................................                   $       11.17
                                                                                                              =============
                 Class C--Based on net assets of $18,087,187 and 1,619,048 shares of
                   beneficial interest outstanding ........................................                   $       11.17
                                                                                                              =============
                 Class I--Based on net assets of $10,401,911 and 931,658 shares of
                   beneficial interest outstanding ........................................                   $       11.16
                                                                                                              =============

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004        13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended March 31, 2004
===============================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------
                       Interest .............................................                    $    7,043,659
                       Dividends from affiliates ............................                             8,949
                                                                                                 --------------
                       Total income .........................................                         7,052,608
                                                                                                 --------------
===============================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................    $   695,069
                       Account maintenance and distribution fees--Class B ...        182,415
                       Account maintenance fees--Class A ....................         75,924
                       Accounting services ..................................         61,874
                       Account maintenance and distribution fees--Class C ...         53,211
                       Transfer agent fees--Class A .........................         36,323
                       Printing and shareholder reports .....................         31,410
                       Professional fees ....................................         29,013
                       Transfer agent fees--Class B .........................         20,443
                       Registration fees ....................................         19,529
                       Trustees' fees and expenses ..........................          8,507
                       Custodian fees .......................................          8,214
                       Pricing fees .........................................          7,085
                       Transfer agent fees--Class C .........................          4,845
                       Transfer agent fees--Class I .........................          2,423
                       Other ................................................         16,439
                                                                                 -----------
                       Total expenses before reimbursement ..................      1,252,724
                       Reimbursement of expenses ............................         (7,435)
                                                                                 -----------
                       Total expenses after reimbursement ...................                         1,245,289
                                                                                                 --------------
                       Investment income--net ...............................                         5,807,319
                                                                                                 --------------
===============================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
---------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ....................                        (1,657,522)
                       Change in unrealized appreciation on investments--net                            264,870
                                                                                                 --------------
                       Total realized and unrealized loss on investments--net                        (1,392,652)
                                                                                                 --------------
                       Net Increase in Net Assets Resulting from Operations .                    $    4,414,667
                                                                                                 ==============

      See Notes to Financial Statements.


14      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

Statements of Changes in Net Assets

                                                                                        For the Six       For the
                                                                                       Months Ended      Year Ended
                                                                                         March 31,      September 30,
Increase (Decrease) in Net Assets:                                                          2004            2003
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................    $   5,807,319     $  12,231,014
                       Realized gain (loss) on investments--net ..................       (1,657,522)        5,692,407
                       Change in unrealized appreciation on investments--net .....          264,870       (11,288,852)
                                                                                      -------------------------------
                       Net increase in net assets resulting from operations ......        4,414,667         6,634,569
                                                                                      -------------------------------
=====================================================================================================================
Dividends & Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ................................................       (3,582,123)       (7,015,807)
                          Class B ................................................       (1,573,348)       (3,930,531)
                          Class C ................................................         (373,377)         (674,336)
                          Class I ................................................         (243,858)         (524,923)
                       Realized gain on investments--net:
                          Class A ................................................          (37,165)               --
                          Class B ................................................          (17,832)               --
                          Class C ................................................           (4,364)               --
                          Class I ................................................           (2,397)               --
                                                                                      -------------------------------
                       Net decrease in net assets resulting from dividends and
                         distributions to shareholders ...........................       (5,834,464)      (12,145,597)
                                                                                      -------------------------------
=====================================================================================================================
Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial interest
                         transactions ............................................       (8,775,040)      (13,394,701)
                                                                                      -------------------------------
=====================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..............................      (10,194,837)      (18,905,729)
                       Beginning of period .......................................      255,909,110       274,814,839
                                                                                      -------------------------------
                       End of period* ............................................    $ 245,714,273     $ 255,909,110
                                                                                      ===============================
                          * Undistributed investment income--net .................    $     399,182     $     364,569
                                                                                      ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004        15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                                   Class A
                                                                         ----------------------------------------------------------
The following per share data and ratios have been derived                For the Six                For the Year Ended
from information provided in the financial statements.                   Months Ended                 September 30,@@
                                                                           March 31,    -------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2004        2003         2002       2001       2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ..................    $   11.23    $  11.45    $  11.14   $  10.49   $   10.49
                                                                           --------------------------------------------------------
                Investment income--net ................................          .27++       .54++       .51        .50         .50
                Realized and unrealized gain (loss) on investments--net         (.08)       (.22)        .32        .64         .01
                                                                           --------------------------------------------------------
                Total from investment operations ......................          .19         .32         .83       1.14         .51
                                                                           --------------------------------------------------------
                Less dividends and distributions:
                   Investment income--net .............................         (.26)       (.54)       (.52)      (.49)       (.50)
                   Realized gain on investments--net ..................           --+         --          --+        --          --
                   In excess of realized gain on investments--net .....           --          --          --         --        (.01)
                                                                           --------------------------------------------------------
                Total dividends and distributions .....................         (.26)       (.54)       (.52)      (.49)       (.51)
                                                                           --------------------------------------------------------
                Net asset value, end of period ........................    $   11.16    $  11.23    $  11.45   $  11.14   $   10.49
                                                                           ========================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ....................         1.77%@      2.89%       7.73%     11.01%       5.08%
                                                                           ========================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of reimbursement ........................          .84%*       .84%        .80%       .69%        .79%
                                                                           ========================================================
                Expenses ..............................................          .84%*       .84%        .80%       .69%        .79%
                                                                           ========================================================
                Investment income--net ................................         4.74%*      4.83%       4.60%      4.56%       4.85%
                                                                           ========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands) ..............    $ 149,140    $150,395    $145,267   $134,563   $ 126,138
                                                                           ========================================================
                Portfolio turnover ....................................         9.33%      55.91%      53.86%     76.22%     149.47%
                                                                           ========================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


16      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

                                                                                                   Class B
                                                                         ----------------------------------------------------------
The following per share data and ratios have been derived                For the Six                For the Year Ended
from information provided in the financial statements.                   Months Ended                  September 30,
                                                                           March 31,    -------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2004        2003         2002       2001       2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ..................    $   11.23    $  11.46    $  11.15   $  10.50   $   10.49
                                                                           --------------------------------------------------------
                Investment income--net ................................          .24++       .50++       .47        .45         .46
                Realized and unrealized gain (loss) on investments--net         (.06)       (.24)        .32        .64         .02
                                                                           --------------------------------------------------------
                Total from investment operations ......................          .18         .26         .79       1.09         .48
                                                                           --------------------------------------------------------
                Less dividends and distributions:
                   Investment income--net .............................         (.24)       (.49)       (.48)      (.44)       (.46)
                   Realized gain on investments--net ..................           --+         --          --+        --          --
                   In excess of realized gain on investments--net .....           --          --          --         --        (.01)
                                                                           --------------------------------------------------------
                Total dividends and distributions .....................         (.24)       (.49)       (.48)      (.44)       (.47)
                                                                           --------------------------------------------------------
                Net asset value, end of period ........................    $   11.17    $  11.23    $  11.46   $  11.15   $   10.50
                                                                           ========================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ....................         1.66%@      2.38%       7.29%     10.56%       4.75%
                                                                           ========================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of reimbursement ........................         1.24%*      1.25%       1.21%      1.10%       1.20%
                                                                           ========================================================
                Expenses ..............................................         1.25%*      1.25%       1.21%      1.10%       1.20%
                                                                           ========================================================
                Investment income--net ................................         4.34%*      4.41%       4.19%      4.16%       4.44%
                                                                           ========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands) ..............    $  68,085    $ 78,510    $102,847   $123,173   $ 133,180
                                                                           ========================================================
                Portfolio turnover ....................................         9.33%      55.91%      53.86%     76.22%     149.47%
                                                                           ========================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004        17

[LOGO] Merrill Lynch Investment Managers

                                                                                                   Class C
                                                                         ----------------------------------------------------------
The following per share data and ratios have been derived                For the Six                For the Year Ended
from information provided in the financial statements.                   Months Ended                  September 30,
                                                                           March 31,    -------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2004        2003         2002       2001       2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ..................    $   11.24    $  11.46    $  11.15   $  10.50   $   10.50
                                                                           --------------------------------------------------------
                Investment income--net ................................          .24++       .48++       .45        .44         .45
                Realized and unrealized gain (loss) on investments--net         (.07)       (.22)        .32        .64         .01
                                                                           --------------------------------------------------------
                Total from investment operations ......................          .17         .26         .77       1.08         .46
                                                                           --------------------------------------------------------
                Less dividends and distributions:
                   Investment income--net .............................         (.24)       (.48)       (.46)      (.43)       (.45)
                   Realized gain on investments--net ..................           --+         --          --+        --          --
                   In excess of realized gain on investments--net .....           --          --          --         --        (.01)
                                                                           --------------------------------------------------------
                Total dividends and distributions .....................         (.24)       (.48)       (.46)      (.43)       (.46)
                                                                           --------------------------------------------------------
                Net asset value, end of period ........................    $   11.17    $  11.24    $  11.46   $  11.15   $   10.50
                                                                           ========================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ....................         1.52%@      2.38%       7.19%     10.45%       4.55%
                                                                           ========================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of reimbursement ........................         1.34%*      1.34%       1.31%      1.19%       1.30%
                                                                           ========================================================
                Expenses ..............................................         1.35%*      1.35%       1.31%      1.19%       1.30%
                                                                           ========================================================
                Investment income--net ................................         4.24%*      4.32%       4.10%      4.05%       4.34%
                                                                           ========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands) ..............    $  18,087    $ 16,729    $ 14,773   $  8,730   $   6,777
                                                                           ========================================================
                Portfolio turnover ....................................         9.33%      55.91%      53.86%     76.22%     149.47%
                                                                           ========================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

Financial Highlights (concluded)

                                                                                                   Class I
                                                                         ----------------------------------------------------------
The following per share data and ratios have been derived                For the Six                For the Year Ended
from information provided in the financial statements.                   Months Ended                 September 30,@@
                                                                           March 31,    -------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2004        2003         2002       2001       2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ..................    $   11.23    $  11.46    $  11.14   $  10.49   $   10.49
                                                                           --------------------------------------------------------
                Investment income--net ................................          .27++       .55++       .52        .51         .51
                Realized and unrealized gain (loss) on investments--net         (.07)       (.23)        .33        .64         .01
                                                                           --------------------------------------------------------
                Total from investment operations ......................          .20         .32         .85       1.15         .52
                                                                           --------------------------------------------------------
                Less dividends and distributions:
                   Investment income--net .............................         (.27)       (.55)       (.53)      (.50)       (.51)
                   Realized gain on investments--net ..................           --+         --          --+        --          --
                   In excess of realized gain on investments--net .....           --          --          --         --        (.01)
                                                                           --------------------------------------------------------
                Total dividends and distributions .....................         (.27)       (.55)       (.53)      (.50)       (.52)
                                                                           --------------------------------------------------------
                Net asset value, end of period ........................    $   11.16    $  11.23    $  11.46   $  11.14   $   10.49
                                                                           ========================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ....................         1.82%@      2.89%       7.93%     11.12%       5.19%
                                                                           ========================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of reimbursement ........................          .74%*       .74%        .71%       .59%        .70%
                                                                           ========================================================
                Expenses ..............................................          .74%*       .74%        .71%       .59%        .70%
                                                                           ========================================================
                Investment income--net ................................         4.84%*      4.92%       4.69%      4.66%       4.95%
                                                                           ========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands) ..............    $  10,402    $ 10,275    $ 11,928   $ 17,553   $  12,579
                                                                           ========================================================
                Portfolio turnover ....................................         9.33%      55.91%      53.86%     76.22%     149.47%
                                                                           ========================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004        19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


20      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended March 31, 2004, FAM reimbursed the Fund in the amount of $7,435.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ................................                .10%             --
Class B ................................                .25%            .25%
Class C ................................                .25%            .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 3,062               $24,877
--------------------------------------------------------------------------------

For the six months ended March 31, 2004, MLPF&S received contingent deferred sales charges of $27,480 and $2,186 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2004, the Fund reimbursed FAM $2,530 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004        21

[LOGO] Merrill Lynch Investment Managers

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2004 were $22,561,646 and $34,883,455, respectively.

Net realized gains (losses) for the six months ended March 31, 2004 and net unrealized gains as of March 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)         Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $   578,244         $11,955,771
Forward interest rate swaps .............         (2,235,766)             37,425
                                                 -------------------------------
Total ...................................        $(1,657,522)        $11,993,196
                                                 ===============================

As of March 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $11,952,093, of which $17,107,633 related to appreciated securities and $5,155,540 related to depreciated securities. The aggregate cost of investments at March 31, 2004 for Federal income tax purposes was $227,512,586.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $8,775,040 and $13,394,701 for the six months ended March 31, 2004 and the year ended September 30, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended March 31, 2004                                 Shares            Amount
-------------------------------------------------------------------------------
Shares sold .............................            120,388       $  1,346,047
Automatic conversion of shares ..........            600,948          6,721,419
Shares issued to shareholders
  in reinvestment of dividends
and distributions .......................            151,371          1,696,044
                                                  -----------------------------
Total issued ............................            872,707          9,763,510
Shares redeemed .........................           (907,993)       (10,177,537)
                                                  -----------------------------
Net decrease ............................            (35,286)      $   (414,027)
                                                  =============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2003                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold .............................            352,853       $  3,982,923
Automatic conversion of shares ..........          1,289,920         14,510,769
Shares issued to shareholders
  in reinvestment of dividends ..........            294,948          3,301,906
                                                  -----------------------------
Total issued ............................          1,937,721         21,795,598
Shares redeemed .........................         (1,225,504)       (13,734,324)
                                                  -----------------------------
Net increase ............................            712,217       $  8,061,274
                                                  =============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended March 31, 2004                                 Shares            Amount
-------------------------------------------------------------------------------
Shares sold .............................            101,011       $  1,129,599
Shares issued to shareholders
  in reinvestment of dividends
and distributions .......................             75,458            845,990
                                                  -----------------------------
Total issued ............................            176,469          1,975,589
Automatic conversion of shares ..........           (600,645)        (6,721,419)
Shares redeemed .........................           (469,043)        (5,260,784)
                                                  -----------------------------
Net decrease ............................           (893,219)      $(10,006,614)
                                                  =============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2003                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold .............................            671,466       $  7,542,923
Shares issued to shareholders
  in reinvestment of dividends ..........            181,399          2,032,183
                                                  -----------------------------
Total issued ............................            852,865          9,575,106
Automatic conversion of shares ..........         (1,289,016)       (14,510,769)
Shares redeemed .........................         (1,549,730)       (17,375,274)
                                                  -----------------------------
Net decrease ............................         (1,985,881)      $(22,310,937)
                                                  =============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended March 31, 2004                                 Shares            Amount
-------------------------------------------------------------------------------
Shares sold .............................            239,836       $  2,686,875
Shares issued to shareholders
  in reinvestment of dividends
and distributions .......................             21,188            237,597
                                                  -----------------------------
Total issued ............................            261,024          2,924,472
Shares redeemed .........................           (130,879)        (1,470,417)
                                                  -----------------------------
Net increase ............................            130,145       $  1,454,055
                                                  =============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2003                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold .............................            394,417       $  4,440,527
Shares issued to shareholders
  in reinvestment of dividends ..........             38,176            427,880
                                                  -----------------------------
Total issued ............................            432,593          4,868,407
Shares redeemed .........................           (232,488)        (2,601,567)
                                                  -----------------------------
Net increase ............................            200,105       $  2,266,840
                                                  =============================


22      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended March 31, 2004                                 Shares            Amount
-------------------------------------------------------------------------------
Shares sold .............................             76,103       $    855,359
Shares issued to shareholders
  in reinvestment of dividends
and distributions .......................             12,070            135,322
                                                  -----------------------------
Total issued ............................             88,173            990,681
Shares redeemed .........................            (71,471)          (799,135)
                                                  -----------------------------
Net increase ............................             16,702       $    191,546
                                                  =============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2003                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold .............................             81,095       $    903,589
Shares issued to shareholders
  in reinvestment of dividends ..........             23,782            266,391
                                                  -----------------------------
Total issued ............................            104,877          1,169,980
Shares redeemed .........................           (231,116)        (2,581,858)
                                                  -----------------------------
Net decrease ............................           (126,239)      $ (1,411,878)
                                                  =============================
5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended March 31, 2004.

6. Capital Loss Carryforward:

On September 30, 2003, the Fund had a net capital loss carryforward of $10,218,311, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2004        23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #10344 -- 3/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

      By: /s/ Terry K. Glenn
          -------------------------
          Terry K. Glenn,
          President of
          Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

      Date: May 21, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          -------------------------
          Terry K. Glenn,
          President of
          Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

      Date: May 21, 2004


      By: /s/ Donald C. Burke
          -------------------------
          Donald C. Burke,
          Chief Financial Officer of
          Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

      Date: May 21, 2004